UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2012

SUMMIT HOTEL PROPERTIES, INC.
 (Exact Name of Registrant as Specified in its Charter)
Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP
(Exact Name of Registrant as Specified in its Charter)
Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-54273 (Commission File Number)	20-0617340 (I.R.S. Employer Identification No.)

2701 South Minnesota Avenue, Suite 6
Sioux Falls, South Dakota 57105
(Address of Principal Executive Offices) (Zip Code)
(605) 361-9566
(Registrants’ telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 13, 2012, Summit Hotel OP, LP (“Summit OP”), as borrower, and ING Life Insurance and Annuity Company, (“ING”), as lender, entered into a Consolidated, Amended and Restated Loan Agreement (“Consolidated Loan Agreement”).  The Consolidated Loan Agreement evidences the consolidation and refinance of our four existing loans with ING.

Our four loans with ING collectively had an aggregate outstanding balance of approximately $69.5 million as of December 31, 2011.  The loans were consolidated into a single 7-year term loan with a principal balance of $67.5 million, maturity date of March 1, 2032, and amortized over 20 years.  The loan bears a fixed annual interest rate of 6.10%.  The loan is secured by first mortgage liens on 16 properties containing 1,639 guestrooms. ING has the right to call the loan so as to be payable in full at March 1, 2019, March 1, 2024 and March 1, 2029.

If the loan is repaid prior to maturity, other than if called by the Lender, there is a prepayment penalty equal to the greater of (i) 1% of the principal being repaid and (ii) the yield maintenance premium.  Pursuant to the consolidation, the mortgages on the Courtyard by Marriott, Missoula, Montana and the Courtyard by Marriott, Memphis, Tennessee were released and new mortgages were taken on the Country Inn & Suites and the Holiday Inn Express in Charleston, West Virginia.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Summit OP’s direct financial obligations is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

10.1	Consolidated, Amended and Restated Loan Agreement between Summit Hotel OP, LP, and ING Life Insurance and Annuity Company, dated February 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC. (Registrant)
Date: February 15, 2012	By: /s/ Christopher R. Eng Christopher R. Eng Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP (Registrant)
Date: February 15, 2012	By: SUMMIT HOTEL GP, LLC, its General Partner By: SUMMIT HOTEL PROPERTIES, INC., its Sole Member By: /s/ Christopher R. Eng Christopher R. Eng Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Consolidated, Amended and Restated Loan Agreement between Summit Hotel OP, LP, and ING Life Insurance and Annuity Company, dated February 13, 2012.